Exhibit 99.1

MBX Biosciences Reports Second Quarter 2025 Financial Results and Recent Corporate Highlights

Topline results for the Phase 2 Avail™ trial of canvuparatide in hypoparathyroidism on track for Q3 2025

Imapextide (MBX 1416) Phase 2a trial initiation in patients with post-bariatric hypoglycemia anticipated in Q3 2025

MBX 4291 Phase 1 trial initiation in obesity anticipated in Q3 2025

$224.9 million in cash, cash equivalents and marketable securities as of June 30, 2025; expected to support operations into mid-2027

CARMEL, Ind., August 7, 2025 (GLOBE NEWSWIRE) – MBX Biosciences, Inc. (Nasdaq: MBX), a clinical-stage biopharmaceutical company focused on the discovery and development of novel precision peptide therapies for the treatment of endocrine and metabolic disorders, today reported financial results for the second quarter ended June 30, 2025, and highlighted recent corporate progress.

“We are pleased to report continuous clinical development progress across our entire pipeline of Precision Endocrine Peptide (PEP) product candidates with a number of value-creating milestones anticipated in the second half of this year,” said Kent Hawryluk, President and Chief Executive Officer of MBX Biosciences. “We look forward to sharing topline results from our Phase 2 Avail™ trial of canvuparatide in hypoparathyroidism this quarter. In addition, we are on track to initiate a Phase 2a clinical trial for imapextide, a peptide therapy for the treatment of post-bariatric hypoglycemia, and a Phase 1 trial evaluating MBX 4291 in patients with obesity, both in this quarter.”

Second Quarter 2025 and Recent Corporate Highlights

Hypoparathyroidism (HP): Canvuparatide (MBX 2109)

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Phase 2 topline data from Avail trial expected in Q3 2025. Topline results from the Phase 2 Avail trial of canvuparatide, a potential long-acting, once-weekly parathyroid hormone (PTH) peptide prodrug candidate, are on track to be reported in the third quarter of 2025.

Post-bariatric Hypoglycemia (PBH): Imapextide (MBX 1416)

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Patient screening underway in Phase 2a trial: The Company has completed an end-of-Phase 1 meeting and a Phase 2a clinical trial evaluating imapextide, a long-acting glucagon-like peptide 1 (GLP-1) receptor antagonist for the treatment of PBH, is expected to begin in the third quarter of 2025.

Obesity: MBX 4291

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Phase 1 trial to initiate Q3 2025: MBX 4291, a GLP-1/glucose-dependent insulinotropic polypeptide (GIP) co-agonist prodrug is being developed as a once-monthly treatment for patients with obesity. In June, the Company submitted an investigational new drug (IND) application for MBX 4291 and received clearance to proceed in July. A Phase 1 trial initiation is anticipated in the third quarter of 2025.

Corporate

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Leadership team additions: In June, MBX appointed Andreas Moraitis, M.D., as Senior Vice President of Clinical Development overseeing clinical advancement of canvuparatide.

Second Quarter 2025 Financial Results

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Cash and Cash Equivalents and Marketable Securities: As of June 30, 2025, MBX Biosciences had cash, cash equivalents and marketable securities of $224.9 million. Based on its current operating plan, management expects the combined cash, cash equivalents and marketable securities balance to fund operations into mid-2027.

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R&D Expenses: Research and development expenses for the three months ended June 30, 2025, were $17.7 million compared to $14.4 million for the same period in 2024. The increase of $3.3 million was driven by costs associated with ongoing IND-enabling studies for MBX 4291 and the ongoing canvuparatide Phase 2 clinical trial.

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G&A Expenses: General and administrative expenses for the three months ended June 30, 2025, were $4.1 million compared to $2.3 million for the same period in 2024. The increase of $1.8 million was driven by increased personnel-related costs as the Company expanded its infrastructure to support its growth in operations as a public company.

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Net Loss: Net loss for the three months ended June 30, 2025, was $19.4 million compared to a net loss of $15.9 million for the same period in 2024.

About MBX Biosciences

MBX Biosciences is a biopharmaceutical company focused on the discovery and development of novel precision peptide therapies based on its proprietary PEP™ platform, for the treatment of endocrine and metabolic disorders. The Company is advancing a pipeline of novel candidates for endocrine and metabolic disorders with clinically validated targets, established endpoints for regulatory approval, significant unmet medical needs and large potential market opportunities. The Company’s pipeline includes canvuparatide (MBX 2109) for the treatment of chronic hypoparathyroidism (HP) in Phase 2 development; imapextide (MBX 1416) for the treatment of post-bariatric hypoglycemia (PBH) in Phase 2 development; and an obesity portfolio that includes MBX 4291, in Phase 1 development, as well as multiple discovery and pre-clinical obesity candidates. The Company is based in Carmel, Indiana. To learn more, please visit the Company website at www.mbxbio.com and follow it on LinkedIn.

About MBX’s Proprietary Precision Endocrine Peptide (PEP™) Platform

MBX was founded by global leaders with a transformative approach to peptide drug design and development. Leveraging this expertise, the Company designed its proprietary Precision Endocrine Peptide™ (PEP™) platform to overcome the key limitations of unmodified and modified peptide therapies and to improve clinical outcomes and simplify disease management for patients. PEPs are selectively engineered to have optimized pharmaceutical properties, including extended time-action profiles and consistent drug concentrations with low peak-to-trough concentration ratios, consistent exposure to target tissues, and less frequent dosing.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: MBX Biosciences’ expectations regarding the Phase 2 Avail™ trial of canvuparatide, including the timing of topline results; statements related to the potential for canvuparatide to be a once-weekly PTH replacement therapy; the expected timing for the Phase 2a trial for imapextide and statements related to an end-of-phase 1 meeting with the FDA; statements related to the ability of imapextide to be a treatment of PBH; the expected timing of the initiation of a Phase 1 trial for MBX 4291; and expectations regarding MBX Biosciences’ uses of capital, expenses and financial results, including the anticipated cash runway timing.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; and risks related to the competitive landscape for MBX Biosciences’ product candidates; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Quarterly Report on Form 10-Q for the three months ended June 30, 2025, Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC), as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

MBX uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company's Investor Relations website, in addition to following the Company's press releases, SEC filings, public conference calls, presentations, and webcasts.

Media Contact:

Katie Beach Oltsik

Inizio Evoke Comms

katie.beach@inizioevoke.com

(937) 232-4889

Investor Contact:

Jim DeNike

MBX Biosciences

jdenike@mbxbio.com

MBX BIOSCIENCES, INC.

SELECTED FINANCIAL INFORMATION

Statements of Operations Data

(In thousands, except share and per share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
Condensed Statements of Operations Data:	2025	2024	2025	2024
(in thousands, except per share and per share data)
Operating expenses
Research and development	$17,724	$14,396	$40,130	$25,445
General and administrative	4,081	2,262	8,204	4,527
Total operating expenses	21,805	16,658	48,334	29,972
Loss from operations	(21,805)	(16,658)	(48,334)	(29,972)
Interest and other income, net	2,394	801	5,043	1,778
Net loss	$(19,411)	$(15,857)	$(43,291)	$(28,194)
Net loss per common share, basic and diluted	$(0.58)	$(12.62)	$(1.30)	$(22.93)
Weighted average number of common shares outstanding used in computation of net loss per common share, basic and diluted	33,446,385	1,256,549	33,429,479	1,229,473

Balance Sheet Data

(In thousands)

(Unaudited)

	June 30,	December 31,
	2025	2024
	(in thousands)
Condensed Balance Sheet Data:
Cash, cash equivalents and marketable securities	$224,906	$262,149
Working capital(1)	217,434	256,235
Total assets	231,522	268,535
Total liabilities	12,283	11,093
Accumulated deficit	(180,796)	(137,505)
Total stockholders’ equity	219,239	257,442

(1) Working capital is defined as total current assets less total current liabilities. See our financial statements and the related notes thereto included in our Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2025 and our Annual Report on Form 10-K for the Year Ended December 31, 2024 for further details regarding our current assets and current liabilities.